EXHIBIT 99.1

Reclassified Segment Information

As of November 23, 2012, Steelcase Inc. (the “Company”) realigned portions of its reportable segments for financial reporting purposes as a result of the integration of the PolyVision global technology business into the Steelcase Education Solutions group. Prior to this change, the PolyVision global technology business was combined with the PolyVision surfaces business and was reported collectively as PolyVision in the Other segment along with Asia Pacific and Designtex.

As a result of these changes, the results of the PolyVision technology business will be reported in the Americas and EMEA segments based on the location of the customers. The PolyVision surfaces business will remain in the Other segment.

Reclassifications

Certain amounts in the prior years' financial statements have been reclassified to conform to the new segment presentation. The below represents reclassified segment information for the following periods:

2013 Segment Detail by Quarter and Year to Date
2012 and 2011 Annual Segment Detail
2012 Segment Detail by Quarter

Note: Amounts expressed in $ million unless otherwise noted.

This presentation contains a non-GAAP financial measure. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the consolidated statements of operations, balance sheets or statements of cash flows of the company. We have provided a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

The non-GAAP financial measure used is adjusted operating income (loss), which represents operating income (loss) excluding restructuring costs. This measure is presented because management uses this information to monitor and evaluate financial results and trends. Therefore, management believes this information is also useful for investors.

Date: November 26, 2012

2013 Segment Detail by Quarter
Steelcase Inc.	Q1 2013		Q2 2013		YTD Q2 2013
	(unaudited)		(unaudited)		(unaudited)
Revenue	$675.2	100.0%	$744.9	100.0%	$1,420.1	100.0%
Cost of sales	474.1	70.2	513.4	68.9	987.5	69.5
Restructuring costs	5.1	0.8	3.4	0.5	8.5	0.6
Gross profit	196.0	29.0	228.1	30.6	424.1	29.9
Operating expenses	176.7	26.2	181.0	24.3	357.7	25.2
Restructuring costs	—	—	0.3	—	0.3	—
Operating income	$19.3	2.8%	$46.8	6.3%	$66.1	4.7%

Operating income	$19.3	2.8%	$46.8	6.3%	$66.1	4.7%
Restructuring costs	5.1	0.8	3.7	0.5	8.8	0.6
Adjusted operating income	$24.4	3.6%	$50.5	6.8%	$74.9	5.3%

The Americas	Q1 2013		Q2 2013		YTD Q2 2013
	(unaudited)		(unaudited)		(unaudited)
Revenue	$479.2	100.0%	$539.8	100.0%	$1,019.0	100.0%
Cost of sales	333.7	69.6	369.2	68.4	702.9	69.0
Restructuring costs	4.8	1.0	3.4	0.7	8.2	0.8
Gross profit	140.7	29.4	167.2	31.0	307.9	30.2
Operating expenses	106.2	22.2	109.8	20.3	216.0	21.2
Restructuring costs	—	—	—	—	—	—
Operating income	$34.5	7.2%	$57.4	10.6%	$91.9	9.0%

Operating income	$34.5	7.2%	$57.4	10.6%	$91.9	9.0%
Restructuring costs	4.8	1.0	3.4	0.7	8.2	0.8
Adjusted operating income	$39.3	8.2%	$60.8	11.3%	$100.1	9.8%

EMEA	Q1 2013		Q2 2013		YTD Q2 2013
	(unaudited)		(unaudited)		(unaudited)
Revenue	$129.2	100.0%	$140.0	100.0%	$269.2	100.0%
Cost of sales	96.0	74.3	102.6	73.3	198.6	73.8
Restructuring costs	0.3	0.2	—	—	0.3	0.1
Gross profit	32.9	25.5	37.4	26.7	70.3	26.1
Operating expenses	41.7	32.3	41.8	29.8	83.5	31.0
Restructuring costs	0.1	0.1	—	—	0.1	—
Operating income (loss)	$(8.9)	(6.9)%	$(4.4)	(3.1)%	$(13.3)	(4.9)%

Operating income (loss)	$(8.9)	(6.9)%	$(4.4)	(3.1)%	$(13.3)	(4.9)%
Restructuring costs	0.4	0.3	—	—	0.4	0.1
Adjusted operating income (loss)	$(8.5)	(6.6)%	$(4.4)	(3.1)%	$(12.9)	(4.8)%

Other	Q1 2013		Q2 2013		YTD Q2 2013
	(unaudited)		(unaudited)		(unaudited)
Revenue	$66.8	100.0%	$65.1	100.0%	$131.9	100.0%
Cost of sales	44.4	66.5	41.6	63.9	86.0	65.2
Restructuring costs	—	—	—	—	—	—
Gross profit	22.4	33.5	23.5	36.1	45.9	34.8
Operating expenses	21.8	32.6	21.0	32.3	42.8	32.4
Restructuring costs	—	—	0.3	0.4	0.3	0.3
Operating income	$0.6	0.9%	$2.2	3.4%	$2.8	2.1%

Operating income	$0.6	0.9%	$2.2	3.4%	$2.8	2.1%
Restructuring costs	—	—	0.3	0.4	0.3	0.3
Adjusted operating income	$0.6	0.9%	$2.5	3.8%	$3.1	2.4%

Corporate	Q1 2013	Q2 2013	YTD Q2 2013
	(unaudited)	(unaudited)	(unaudited)
Operating expenses	$7.0	$8.4	$15.4

Two Year Segment Detail
Steelcase Inc.	February 24, 2012		February 25, 2011
Revenue	$2,749.5	100.0%	$2,437.1	100.0%
Cost of sales	1,913.6	69.6	1,693.8	69.5
Restructuring costs	26.2	1.0	25.8	1.1
Gross profit	809.7	29.4	717.5	29.4
Operating expenses	708.3	25.8	661.2	27.1
Restructuring costs	4.3	0.1	4.8	0.2
Operating income	$97.1	3.5%	$51.5	2.1%

Operating income	$97.1	3.5%	$51.5	2.1%
Restructuring costs	30.5	1.1	30.6	1.3
Adjusted operating income	$127.6	4.6%	$82.1	3.4%

The Americas	February 24, 2012		February 25, 2011
	(unaudited)		(unaudited)
Revenue	$1,868.4	100.0%	$1,536.0	100.0%
Cost of sales	1,302.3	69.7	1,083.2	70.5
Restructuring costs	20.0	1.1	7.0	0.5
Gross profit	546.1	29.2	445.8	29.0
Operating expenses	421.8	22.6	377.2	24.5
Restructuring costs	1.5	—	1.1	0.1
Operating income	$122.8	6.6%	$67.5	4.4%

Operating income	$122.8	6.6%	$67.5	4.4%
Restructuring costs	21.5	1.1	8.1	0.5
Adjusted operating income	$144.3	7.7%	$75.6	4.9%

EMEA	February 24, 2012		February 25, 2011
	(unaudited)		(unaudited)
Revenue	$610.5	100.0%	$555.8	100.0%
Cost of sales	432.9	70.9	395.7	71.2
Restructuring costs	5.0	0.8	18.7	3.4
Gross profit	172.6	28.3	141.4	25.4
Operating expenses	179.5	29.4	159.9	28.8
Restructuring costs	3.0	0.5	0.4	—
Operating income (loss)	$(9.9)	(1.6)%	$(18.9)	(3.4)%

Operating income (loss)	$(9.9)	(1.6)%	$(18.9)	(3.4)%
Restructuring costs	8.0	1.3	19.1	3.4
Adjusted operating income (loss)	$(1.9)	(0.3)%	$0.2	—%

Other	February 24, 2012		February 25, 2011
	(unaudited)		(unaudited)
Revenue	$270.6	100.0%	$345.3	100.0%
Cost of sales	178.4	65.9	214.9	62.2
Restructuring costs	1.2	0.4	0.1	—
Gross profit	91.0	33.7	130.3	37.8
Operating expenses	76.6	28.3	110.0	31.9
Restructuring costs	(0.2)	—	3.3	1.0
Operating income	$14.6	5.4%	$17.0	4.9%

Operating income	$14.6	5.4%	$17.0	4.9%
Restructuring costs	1.0	0.4	3.4	1.0
Adjusted operating income	$15.6	5.8%	$20.4	5.9%

Corporate	February 24, 2012	February 25, 2011
	(unaudited)	(unaudited)
Operating expenses	$30.4	$14.1

One Year Segment Detail by Quarter
Steelcase Inc.	Q1 2012		Q2 2012		Q3 2012		Q4 2012
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Revenue	$639.4	100.0%	$700.5	100.0%	$719.4	100.0%	$690.2	100.0%
Cost of sales	446.3	69.8	487.9	69.7	496.3	69.0	483.1	70.0
Restructuring costs	10.0	1.6	11.4	1.6	3.3	0.4	1.5	0.2
Gross profit	183.1	28.6	201.2	28.7	219.8	30.6	205.6	29.8
Operating expenses	168.2	26.3	174.9	25.0	181.1	25.2	184.1	26.7
Restructuring costs	(0.1)	—	0.9	0.1	0.5	0.1	3.0	0.4
Operating income	$15.0	2.3%	$25.4	3.6%	$38.2	5.3%	$18.5	2.7%

Operating income	$15.0	2.3%	$25.4	3.6%	$38.2	5.3%	$18.5	2.7%
Restructuring costs	9.9	1.6	12.3	1.8	3.8	0.5	4.5	0.6
Adjusted operating income	$24.9	3.9%	$37.7	5.4%	$42.0	5.8%	$23.0	3.3%

The Americas	Q1 2012		Q2 2012		Q3 2012		Q4 2012
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Revenue	$415.4	100.0%	$496.0	100.0%	$488.5	100.0%	$468.5	100.0%
Cost of sales	291.4	70.2	343.9	69.3	340.5	69.7	326.5	69.7
Restructuring costs	7.3	1.7	5.2	1.1	2.9	0.6	4.6	1.0
Gross profit	116.7	28.1	146.9	29.6	145.1	29.7	137.4	29.3
Operating expenses	96.9	23.3	105.5	21.3	107.5	22.0	111.9	23.9
Restructuring costs	—	—	—	—	0.5	0.1	1.0	0.2
Operating income	$19.8	4.8%	$41.4	8.3%	$37.1	7.6%	$24.5	5.2%

Operating income	$19.8	4.8%	$41.4	8.3%	$37.1	7.6%	$24.5	5.2%
Restructuring costs	7.3	1.7	5.2	1.1	3.4	0.7	5.6	1.2
Adjusted operating income	$27.1	6.5%	$46.6	9.4%	$40.5	8.3%	$30.1	6.4%

EMEA	Q1 2012		Q2 2012		Q3 2012		Q4 2012
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Revenue	$155.7	100.0%	$135.7	100.0%	$161.8	100.0%	$157.3	100.0%
Cost of sales	110.0	70.7	98.5	72.5	111.6	69.0	112.8	71.7
Restructuring costs	2.7	1.7	5.1	3.8	0.4	0.2	(3.2)	(2.0)
Gross profit	43.0	27.6	32.1	23.7	49.8	30.8	47.7	30.3
Operating expenses	43.5	27.9	45.5	33.6	45.6	28.2	45.0	28.6
Restructuring costs	—	—	0.8	0.6	0.2	0.1	2.0	1.3
Operating income (loss)	$(0.5)	(0.3)%	$(14.2)	(10.5)%	$4.0	2.5%	$0.7	0.4%

Operating income (loss)	$(0.5)	(3.0)%	$(14.2)	(10.5)%	$4.0	2.5%	$0.7	0.4%
Restructuring costs	2.7	1.7	5.9	4.4	0.6	0.3	(1.2)	(0.7)
Adjusted operating income (loss)	$2.2	(1.4)%	$(8.3)	(6.1)%	$4.6	2.8%	$(0.5)	(0.3)%

Other	Q1 2012		Q2 2012		Q3 2012		Q4 2012
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Revenue	$68.3	100.0%	$68.8	100.0%	$69.1	100.0%	$64.4	100.0%
Cost of sales	44.9	65.7	45.5	66.1	44.2	64.0	43.8	68.0
Restructuring costs	—	—	1.1	1.6	—	—	0.1	0.2
Gross profit	23.4	34.3	22.2	32.3	24.9	36.0	20.5	31.8
Operating expenses	19.2	28.1	19.4	28.2	19.0	27.5	18.9	29.3
Restructuring costs	(0.1)	(0.1)	0.1	0.2	(0.2)	(0.3)	—	—
Operating income	$4.3	6.3%	$2.7	3.9%	$6.1	8.8%	$1.6	2.5%

Operating income	$4.3	6.3%	$2.7	3.9%	$6.1	8.8%	$1.6	2.5%
Restructuring costs	(0.1)	(0.1)	1.2	1.8	(0.2)	(0.3)	0.1	0.2
Adjusted operating income	$4.2	6.2%	$3.9	5.7%	$5.9	8.5%	$1.7	2.7%

Corporate	Q1 2012		Q2 2012		Q3 2012		Q4 2012

	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Operating expenses	$8.6	$4.5	$9.0	$8.3